Exhibit 99.1

Endurance Specialty Holdings Investor Presentation
Forward looking statements & regulation G disclaimer Safe Harbor for Forward Looking Statements Some of the statements in this presentation may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words "should","expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," and similar statements of a future or forward-looking nature identify forward-looking statements in this presentation for purposes of the U.S. federal securities laws or otherwise. We intend these forward- looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors' pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world's financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our most recently filed Annual Report on Form 10-K . Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Regulation G Disclaimer In presenting the Company's results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. For a complete description of non-GAAP measures and reconciliations, please review the Investor Financial Supplement on our web site at www.endurance.bm. The combined ratio is the sum of the loss, acquisition expense and general and administrative expense ratios. Endurance presents the combined ratio as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. The combined ratio, excluding prior year net loss reserve development, enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance's results of underwriting activities in a manner similar to how management analyzes Endurance's underlying business performance. The combined ratio, excluding prior year net loss reserve development, should not be viewed as a substitute for the combined ratio. Net premiums written is a non-GAAP internal performance measure used by Endurance in the management of its operations. Net premiums written represents net premiums written and deposit premiums, which are premiums on contracts that are deemed as either transferring only significant timing risk or transferring only significant underwriting risk and thus are required to be accounted for under GAAP as deposits. Endurance believes these amounts are significant to its business and underwriting process and excluding them distorts the analysis of its premium trends. In addition to presenting gross premiums written determined in accordance with GAAP, Endurance believes that net premiums written enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance's results of underwriting activities in a manner similar to how management analyzes Endurance's underlying business performance. Net premiums written should not be viewed as a substitute for gross premiums written determined in accordance with GAAP. Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. 2
3 Introduction to Endurance Specialty Holdings (Re)insurance company focused on diversified portfolio of businesses within specialty niches Diversified Portfolio of Businesses Evenly split between insurance and reinsurance businesses Maintain strong balance of specialty, property and casualty exposures Track record of opportunistically entering and exiting businesses to achieve strong returns Strong Balance Sheet "A" ratings from AM Best, S&P and Moody's Excellent ERM ranking from S&P $3.2 billion of total capital Conservative, low- duration, AA rated investment portfolio Prudent reserves that have historically been a source of value Active Capital Management Returned $1.9 billion to investors through dividends and share repurchases Represents 78.7% of inception to date net income available to common shareholders Maintain a diversified , efficient capital structure We have built a strong franchise in our first ten years of operation Inception to date operating ROE of 11.8% 10 year book value per share plus dividends CAGR of 12.1%
4 Diversified Portfolio of Businesses Portfolio diversified by product, distribution source and geography Trailing Twelve Months Net Premiums Written as of March 31, 2012: $2.0 BN Reinsurance - by Geographic Market Insurance - by Distribution Source Casualty Professional Liability Property Per Risk Small Business Surety International Property Catastrophe US Property Catastrophe Other Specialty (Aviation, Clash) ARMtech Agriculture US Property US Casualty US Miscellaneous E&O Environmental Healthcare Excess Casualty Professional Lines Healthcare Professional Lines Excess Casualty International 8% Global Excess 7% U.S. Wholesale 12% Bermuda 20% Americas 23% U.S. Retail 1% Casualty Professional Lines Property Marine Small Risk 29% Independent Agents Brokers - Bermuda Wholesale Brokers - U.S.
5 Balanced Portfolio of Diversified Risk Types Adjusted product growth and capital deployment based on market conditions Trailing Twelve Months Net Premiums Written as of March 31, 2012: $2.0 BN Property (33%) Casualty (32%) Property reinsurance has declined meaningfully since 2005 as we largely exited the national account business Catastrophe reinsurance has remained flat as competition has remained disciplined Property insurance premiums have remained flat since 2005 Agriculture insurance is not linked to property-casualty pricing cycle We have expanded policy count by 35.7% since 2007 Aerospace, marine, surety and other reinsurance lines of business have declined significantly from their peaks Exited offshore energy following KRW Reduced premiums as competition has increased Specialty (35%) Casualty reinsurance reduced significantly since its peak in 2006 Casualty insurance lines of business have increased modestly since 2005 as growth in middle market U.S. based business has been partially offset by declines in Bermuda based large account business
Opportunistic Reinsurance Portfolio Management Reinsurance book has been actively managed through market cycles Reinsurance Net Written Premiums Managing the Reinsurance Portfolio 6 Current market conditions are improving within the catastrophe and property lines of business where non-impacted areas are seeing modest price improvements while impacted areas are experiencing significant price increases. Casualty pricing is showing signs of stabilization as the markets appear to be coming out of the bottom of the cycle. Catastrophe - premiums have grown in line with our capital base and pricing has remained disciplined with margins at or above target levels Property - premiums have declined 35% since 2003 as prices softened, but have begun to grow in more recent periods with price increases Casualty - Casualty has declined 29% from its peak in 2004 and recent growth is in shorter tail, smaller case casualty lines Aerospace and Marine - premiums have declined 75% from 2005 peak as we exited the offshore energy market and managed exposures Surety and Other Specialty - continue to maintain a core portfolio while remaining disciplined in a soft market * Trailing Twelve Months
Diversified Insurance Portfolio Continue to expand insurance capabilities while maintaining discipline Insurance Net Written Premiums Managing the Insurance Portfolio 7 Market conditions are improving as E&S casualty business is experiencing modest rate improvement, especially for smaller contracts. Larger account professional lines and excess casualty are experiencing a moderation of price reductions as the market approaches the bottom of the cycle. Agriculture - Strong growth supported by industry leading technology and customer service. Professional - Recent growth driven by growth in small case products in the U.S while reducing our exposures to large case products Casualty - Growth has focused on small case market where competition has been lower Property - Reducing our exposures within E&S property lines due to changes in RMS 11.0 and from reductions in all risk product offer in this line Healthcare Liability - Shrinking historically profitable line that has attracted aggressive competition Surety and Other Specialty - Historically consisted of California's Workers' Compensation that we exited in 2009 * Trailing Twelve Months
Endurance is World Class at Risk Management Endurance has performed well versus peers in recent large catastrophe events 8 Five Year Catastrophe Losses versus Shareholder Equity From December 31, 2006 - December 31, 2011 Note: Catastrophe loss values were obtained through publicly released information and company transcripts for each quarter and include current quarter losses as well as announced loss reserve development associated with prior quarter catastrophe losses. Catastrophe losses are compared with starting Total Shareholder Equity for each loss quarter.
9 Endurance's Financial Results Diluted book value per common share has grown tremendously in absolute terms... Growth in Diluted Book Value Per Common Share ($) From December 31, 2001 - March 31, 2012 Note: Diluted Book Value Per Share calculated on weighted number of average diluted shares outstanding. 2005 - Hurricanes Katrina, Rita and Wilma 2008 - Credit crisis and related impact of marking assets to market 2011 - High frequency of global catastrophes (Earthquakes impacting New Zealand and Japan, Hurricane Irene, Texas wildfires, Thailand and Australian Floods, Danish Cloudburst, and a record level of tornadoes in the United States) Significant Impacts to Book Value
Endurance's Financial Results Book value per common share growth compares favorably to peers 10 Diluted Book Value Per Share Plus Dividend Growth From December 31, 2006 - March 31, 2012 Note: Fully Diluted Book value per share and dividend data provided by company press releases and filings. For those companies that do not disclose fully diluted book value per share, the dilution was calculated using average diluted shares outstanding. * The Company has not yet reported 1Q12 earnings so growth is as of 12/31/2011.
Growing Capital Base while returning Capital to Investors Outstanding diluted shares outstanding have been reduced by over 40% in the last five years Endurance has a Diversified and Growing Capital Base $1.9 Billion of Capital Cumulatively Returned to Shareholders 11 Endurance has proven its ability to generate capital which has allowed for the return to its shareholders of $1.9 billion through share repurchases and dividends while also supporting organic growth. Current capital levels exceed rating agency minimum levels allowing for the possibility of opportunistic growth in the event that markets harden. Returned 78.7% of inception to date net income to common shareholders
Strong Balance Sheet Endurance maintains a high quality, short duration investment portfolio $6.3 B Investment Portfolio at March 31, 2012 Investment Portfolio Highlights Fixed maturity portfolio duration remains short at 2.64 years, down from 3.17 years in third quarter 2008 given high levels of interest rate risk. Investment quality (AA average) has remained high as the portfolio is conservatively managed in challenging economy 53.3% of investments are cash/short term or US backed No direct exposure to sovereign debt or bank debt of European peripheral countries Expanded into equities in 2011 to diversify portfolio and reduce interest rate risk Other investments of $432.4 million consist of alternative funds (76.3%) and specialty funds (23.7%) Alternative funds include hedge funds and private equity funds Specialty funds include high yield loan and convertible debt funds Other investments returns have significantly outperformed S&P 500 with half the volatility since programs incepted 12 Cash and Short Term 11.1% U.S. Government / and U.S. Government Backed - 42.2% Municipals and Foreign Government 2.6% Other Investments and Equities 7.9% Asset Backed and Non Agency Mortgage Backed - 16.2% Corporate Securities 20.0%
Conclusion Endurance is a compelling investment opportunity Strategically manage our businesses Selectively reduced reinsurance premiums, especially in competitive longer tail lines Invested in agriculture insurance business which is not linked to the property-casualty market cycle Accounted for 29% of net premiums written on a rolling twelve month basis Generated underwriting profits in every year since acquisition, including 2011 Active capital deployment to return excess capital to shareholders Reduced diluted shares outstanding by over 40% in the last five years Maintain excellent balance sheet strength and liquidity High quality, short duration investment portfolio; fixed maturity investments have an average credit quality of AA Prudent reserving philosophy and strong reserve position; strong history of favorable development Industry leading Enterprise Risk Management Capital levels well in excess of rating agency minimums provide flexibility to grow in potentially hardening markets The outlook for Endurance's book of business remains attractive Agriculture business provides diversification from the property-casualty markets Catastrophe lines have remained disciplined and profitable and market conditions are improving Small account casualty insurance lines are experiencing rate hardening 13
Appendix
Overview of ARMtech
Overview of ARMtech Acquisition of ARMtech has been a great success for Endurance ARMtech was founded by software developers and has maintained a strong focus on providing industry leading service through leveraging technology Writes crop insurance through independent agents across 44 states Based in Lubbock, Texas with historic concentration in Texas and southern states Recent growth has further balanced the portfolio towards Midwestern crops and states ARMtech built a leading specialty crop insurance business from scratch over the last 11 years Approximate 7% market share and is 5th largest of 15 industry participants Has grown to over 154,000 policies in force 2012 crop year* gross written premiums estimated to be over $930 million Endurance purchased ARMtech in December 2007 at a purchase price of approximately $125 million Since the acquisition, ARMtech has generated in excess of $160 million in operating profit ARMtech has grown MPCI policy count by 31.3% since 2007 Agriculture insurance provides strong return potential, diversification in Endurance's portfolio of (re)insurance risks and is an efficient user of capital 16 * 2012 crop year is defined as July 1, 2011 through June 30, 2012 which is the period covered by crop insurance and reinsurance
ARMtech is a Leader in the Crop Insurance Space ARMtech's focus on technology and service has allowed it to steadily grow its business Written Premiums and Policy Counts by Crop Year Using technology and service to expand premiums 17 ARMtech has demonstrated its ability to market share and premiums over time through its leading edge technology and superior delivery of service and compliance. ARMtech has built a market leading specialty crop insurance business through its focus on offering excellent service supported by industry leading technology. Policy count has grown 35.7% over the past five years in a line of business not subject to the property/casualty pricing cycle. Strong growth in 2012 driven by new business in mid west states ARMtech is a leader in using technology to deliver high quality service and to satisfy the very intense compliance and documentation standards imposed on the industry by the U.S. Federal Government. ARMtech has generated an underwriting profit every year since its formation.
ARMtech is Gaining Market Share in Desirable Areas 2012 was a very strong marketing year for ARMtech Net Written Premiums by Crop Year and State Grouping* Estimated 2012 Net Written Crop Year Premiums 18 ARMtech continues to focus on expanding into group one states while managing its exposure to Texas through active use of available reinsurance protections. Estimated 2012 crop year net written premiums of $544 million are 3.4% higher than crop year 2011 28.7% growth in group one states as technology focused service offering is attracting new customers and agents, Partially offset by 9.3% decline in Texas due to higher cessions, and Partially offset by lower commodity prices on corn, cotton and soybeans. The portfolio of crop risk is more balanced in 2012 due to growth in higher retention mid west states (corn and soybean concentrated) and through greater cessions in Texas (cotton concentration) * Group One States - IL, IN, IA, MN, NE Group Two States - States other than Group One and Group Three states Group Three States - CT, DE, MA, MD, NV, NH, NJ, NY, PA, UT, WY
ARMtech's Agriculture Insurance is a Non Cyclical Business FCIC reinsurance lowers volatility Historic Loss Ratio Results - Pre and Post Federal Retrocessions Stable Results in Volatile Times 19 While individual states can produce highly varied gross loss ratios on a year to year basis, the U.S. Federal reinsurance program materially mitigates that volatility and leaves ARMtech with strong and stable profit margin potential. While individual states can produce large loss ratios, the U.S. Federal reinsurance program has materially reduced loss ratio volatility. ARMtech's business has produced stable profits over time after reflecting the reinsurance terms set out in the current standard crop reinsurance agreement Historic average loss ratio post U.S. Federal cessions has been 78.7% [adjusted for the 2011 Federal reinsurance terms] The best year was 2007 with a 69.8% net loss ratio and the worst 2011 with a 90.5% net loss ratio ARMtech's current expense run rate after the A&O subsidy is approximately 7% ARMtech has built a stable differentiated business with high risk adjusted return potential
20 Overview of ARMtech ARMtech's recognition of premiums and earnings are influenced by growing seasons Seasonality of MPCI Business Recognition of annual written premiums 60% - 65% Spring crops 10% - 15% Spring crop adjustments due to actual cessions 20% - 25% Spring crop report adjustments Winter crops 5% - 10% Winter crop adjustments Recognition of annual earned premiums 10%-15% Largely driven by winter crops 25% - 30% Driven by spring crops and winter crops 30% - 35% Largely driven by spring crops 25% - 30% Largely driven by spring crops Commodity price setting Setting of prices for spring crops (forward commodity price for fourth quarter) Price setting of winter crops (forward commodity price for second quarter) Harvest Harvest of winter crops Harvest of spring crops First Quarter Second Quarter Third Quarter Fourth Quarter
21 Agriculture Industry Consists of Diversified Risks Underwritten risks diversified by geography and commodity type ARMtech's Estimated 2012 Crop Year Net Written Premiums Iowa - 6.9% Nebraska - 4.0% Minnesota - 3.5% Indiana - 2.6% Texas - 2.5% Illinois - 2.4% Missouri - 1.5% Colorado - 1.5% South Dakota - 1.4% North Dakota - 1.1% Kentucky - 0.9% Mississippi - 0.8% All other states - 4.7% Corn (33.8%) Texas - 13.3% Georgia - 1.9% Mississippi - 1.1% South Carolina - 0.8% Alabama - 0.8% All other states - 1.6% Cotton (19.5%) Iowa - 3.1% Minnesota - 2.4% Indiana -1.7% Nebraska - 1.5% Mississippi - 1.4% Missouri - 1.0% Arkansas - 1.0% Kentucky - 0.9% North Dakota - 0.9% All other states - 4.4% Soybeans (18.3%) Other Crops (15.9%) Wheat (12.5%) Texas - 2.3% North Dakota - 1.7% Idaho - 0.8% Minnesota - 1.2% Colorado - 1.6% All other states - 4.9% Citrus, Nursery & Orange Trees - 3.7% Grain Sorghum - 2.5% Potatoes - 1.5% Peanuts - 0.9% Pasture, Rangeland, Forage - 0.8% Apples - 0.8% Rice - 0.7% All other crops - 5.0%
22 Agriculture Insurance Contains Three Layers of Risk Mitigation Farmers retention, ceding premiums to the U.S. Federal Government and limitations on losses and gains 2011 Crop Year Gross Liability Assigned Risk Fund "Higher Risk Policies" 71.5% of risk retained by ARMtech 28.5% of first dollar risk retained by farmers Commercial Fund "Lower Risk Policies" 34.4% of MPCI Premiums Ceded to U.S. Federal Government 10.6% of 2011 Crop Year NWP 89.4% of 2011 Crop Year NWP
Overview of MPCI Program Multi Peril Crop Insurance provides an essential product to American farmers Multi Peril Crop Insurance (MPCI) is an insurance product regulated by the USDA that provides farmers with yield or revenue protection Offered by 15 licensed companies Pricing is set by the government - no pricing cycle exists Commissions payable to independent agents are capped Premiums are directly linked to commodity prices for the underlying crops As commodity prices increase or decline - margins stay flat but volume of profits will increase or decrease For crop year 2012, commodity prices mainly declined after posting strong increases in 2011 Cotton declined 24.4% Corn declined 5.5% Wheat (fall) grew by 20.7% Soybeans declined 7.0% In recent years the MPCI program has undergone several changes: Expense reimbursement has been reduced Reinsurance under the standard reinsurance agreement has been simplified into two categories Allowable agent commissions have been capped Underserved states such as Texas have been granted rate increases In 2011 rates for corn and soybeans were reduced approximately 7% Based on actuarial studies to recognize the favorable impact of technology improvements Reductions varied by state with largest reductions being in the mid west All other crops are being reviewed in 2012 23
Other Miscellaneous Information
The net loss estimates by zone above represent estimated losses related to our property, catastrophe and aerospace and marine lines of business, based upon our catastrophe models and assumptions regarding the location, size, magnitude, and frequency of the catastrophe events utilized to determine the above estimates. The net loss estimates are presented on an occurrence basis, before income tax and net of reinsurance recoveries, if applicable. Return period refers to the frequency with which the related size of a catastrophic event is expected to occur. Actual realized catastrophic losses could differ materially from our net loss estimates and our net loss estimates should not be considered as representative of the actual losses that we may incur in connection with any particular catastrophic event. The net loss estimates above rely significantly on computer models created to simulate the effect of catastrophes on insured properties based upon data emanating from past catastrophic events. Since comprehensive data collection regarding insured losses from catastrophe events is a relatively recent development in the insurance industry, the data upon which catastrophe models is based is limited, which has the potential to introduce inaccuracies into estimates of losses from catastrophic events, in particular those that occur infrequently. In addition, catastrophe models are significantly influenced by management's assumptions regarding event characteristics, construction of insured property and the cost and duration of rebuilding after the catastrophe. Lastly, changes in Endurance's underwriting portfolio risk control mechanisms and other factors, either before or after the date of the above net loss estimates, may also cause actual results to vary considerably from the net loss estimates above. For a listing of risks related to Endurance and its future performance, please see "Risk Factors" in our Annual Report on Form 10-K, for the year ended December 31, 2011 . * United States and Europe Windstorm estimated net losses as of January 1, 2012 are based on RMS version 11.0. 25 Probable Maximum Loss by Zone and Peril Largest 1 in 100 year PML as of January 1, 2012 is equal to 21.4% of Shareholders' Equity as of March 31, 2012 (in millions)

26

Actively Managing our Portfolio of Businesses

We have a strong track record of building, buying, partnering and exiting businesses


Build
Established Fortune 1000 insurance
Established UK/Europe reinsurance
Established UK Middle Market insurance
Established Zurich Office
Established Singapore Office
Initiate Build Out of US Professional Lines Ops
Established US Reins Ops
Established Agriculture Reinsurance
Established US Mid Market Insurance
Initiate Build Out of US Excess Casualty Ops
Launched Contract Binding Authority Unit
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Buy
Acquired LaSalle portfolio
Acquired HartRe
Acquired XL Surety Reinsurance
Acquired ARMtech
Partial Purchase of Glacier Re Int. CAT Port.
Partner
Partnered with leading California workers' comp provider
Partnered with leading environmental contractor provider
Partnered with leading habitational Ins Provider
Exit / Reduce
Exited Offshore Energy Reinsurance
Significantly reduced national account reinsurance and insurance property exposures
Exited California Workers Compensation Market
Sold UK Middle Market insurance business

Endurance
YOUR RISK IS OUR FOCUS

First Quarter 2012 Highlights Risk management proved effective as catastrophe losses were within expectations Book value per common share, adjusted for dividends, increased 3.3% during 2011 Net income of $82.5 million Includes catastrophe losses of $22.5 million related to Midwestern tornadoes Net investment income was $57.1 million, boosted by higher income from other investments, partially offset by lower book yield on fixed income investments Net written premiums of $843.1 million increase d 5.5% over first quarter 2011 Insurance net written premiums of $427.8 million declined 1.0% from first quarter 2011 Growth in agriculture premiums driven by 11.1% increase in policy counts partially offset by lower commodity prices Modest growth in casualty driven by newly added contract binding authority business Reductions in property as we exited all risk product Reinsurance net written premiums of $415.3 million increased 13.3% over first quarter 2011 Catastrophe lines grew modestly as higher pricing was achieved on lower capacity limits 52.3% growth in property line of business driven by pricing increases and new business written in the Zurich office 27
28 Financial Results for First Quarter 2012 $MM (except per share data and %) March 31 2 0 1 2 March 31 2 0 1 1 $ Change % Change Net premiums written 843.1 798.9 44.2 5.5% Net premiums earned 411.6 382.8 28.8 7.5% Net investment income 57.1 52.5 4.6 8.7% Net underwriting income (loss) 14.0 (151.7) 165.7 109.2% Net income (loss) 82.5 (87.4) 169.9 194.4% Operating income (loss) 61.5 (96.6) 158.1 163.7% Fully diluted net income (loss) EPS 1.72 (2.25) 3.97 176.4% Fully diluted operating income (loss) EPS 1.23 (2.47) 3.70 149.8% Financial highlights March 31 2 0 1 2 March 31 2 0 1 1 Operating ROE 9.6% -16.6% Net loss ratio 63.9% 105.0% Acquisition expense ratio 16.6% 17.1% General and administrative expense ratio 16.0% 17.2% Combined ratio 96.5% 139.3% Diluted book value per share $51.90 $51.52 Investment leverage 2.79 2.46 Key operating ratios
29 First Quarter 2011 Net Written Premiums In $MM March 31 2 0 1 2 March 31 2 0 1 1 $ Change % Change Property 0.8 12.6 -11.8 -93.7% Casualty 26.5 25.8 0.7 2.7% Healthcare liability 14.4 16.4 -2.0 -12.2% Surety and other specialty 1.0 (0.1) 1.1 NM Agriculture 354.9 346.5 8.4 2.4% Professional lines 30.2 31.1 -0.9 -2.9% Total insurance 427.8 432.3 -4.5 -1.0% Insurance Segment In $MM March 31 2 0 1 2 March 31 2 0 1 1 $ Change % Change Casualty 120.4 115.6 4.8 4.2% Property 106.7 70.1 36.6 52.2% Catastrophe 133.8 131.1 2.7 2.1% Aerospace and marine 25.6 20.8 4.8 23.1% Surety and other specialty 28.8 29.0 -0.2 -0.7% Total reinsurance 415.3 366.6 48.7 13.3% Reinsurance Segment
30 Financial Overview: 10 Year Financial Performance In $MM 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2002 through 1Q 2012 Net premiums written 765 1,598 1,697 1,619 1,586 1,575 1,784 1,606 1,764 1,980 16,817 Net premiums earned 369 1,174 1,633 1,724 1,639 1,595 1,766 1,633 1,741 1,931 15,617 Net underwriting income (loss) 51 179 232 -410 304 322 111 265 195 -252 1,019 Net investment income 43 71 122 180 257 281 130 284 200 147 1,775 Net income (loss) before preferred dividend 102 263 356 -220 498 521 100 555 365 -94 2,528 Net income (loss) available to common shareholders 102 263 356 -223 483 506 85 539 349 -118 2,415 Diluted EPS $1.73 $4.00 $5.28 ($3.60) $6.73 $7.17 $1.33 $9.00 $6.38 ($2.95) $36.70 Financial highlights from 2002 through March 31, 2012 Key Operating Ratios 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Inception-to-date Combined ratio 86.2% 84.7% 85.8% 123.5% 81.5% 79.9% 93.5% 84.0% 88.7% 112.9% 93.5% Operating ROE 7.8% 17.3% 19.9% (11.9%) 25.7% 23.8% 8.5% 22.0% 12.6% (6.3%) 11.8% Book value per share $21.73 $24.03 $27.91 $23.17 $28.87 $35.05 $33.06 $44.61 $52.74 $50.56